Exhibit 10.2.3

Execution Version

WAIVER AND AMENDMENT NO. 2 TO CREDIT AGREEMENT AND GUARANTY

This WAIVER AND AMENDMENT NO. 2 TO CREDIT AGREEMENT AND GUARANTY, dated as of November 28, 2025 (this “Agreement”), by and among vVARDIS AG, a Swiss corporation (Aktiengesellschaft) (the “Borrower”), vVARDIS Holding AG, a Swiss corporation (Aktiengesellschaft) (the “Parent”), certain Subsidiaries of the Parent party hereto, the Lenders party hereto, and ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Agent”).

RECITALS

WHEREAS, reference is made to the Credit Agreement and Guaranty, dated as of February 6, 2025 (as amended, supplemented or otherwise modified and in effect prior to the date hereof, the “Existing Credit Agreement”, and as further amended by this Agreement, the “Credit Agreement”), by and among the Parent, the Borrower, certain Subsidiaries of the Parent from time to time party thereto, the Lenders (as defined therein) from time to time party thereto and the Agent;

WHEREAS, the Obligors have requested that the Lenders amend certain provisions of the Existing Credit Agreement as set forth herein; and

WHEREAS, the Obligors have requested that the Lenders waive a certain Event of Default that has occurred as a result of the failure of the Parent to timely comply with the affirmative covenant set forth in Section 8.1(c) of the Existing Credit Agreement with respect to fiscal year 2024 (the “Specified Default”); and

WHEREAS, the Lenders and the Agent are willing to do so, all subject to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINED TERMS, AMENDMENTS

SECTION 1.01. Defined Terms. Unless otherwise defined in this Agreement, capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

SECTION 1.02. Waiver. Subject to the occurrence of the Second Amendment Effective Date, the Agent and the Lenders hereby waive the Specified Default. Notwithstanding anything set forth herein to the contrary, the Agent and the Lenders have not waived, are not waiving, and nothing contained herein or otherwise shall constitute or be deemed to constitute a waiver of any other Default or Event of Default that may exist on the date hereof, or any other Default or Event of Default that may occur after the date hereof.

SECTION 1.03. Amendments to the Existing Credit Agreement. Upon the effectiveness of this Agreement, the Existing Credit Agreement is hereby amended as follows:

(a) The following defined terms set forth in Section 1.1 of the Credit Agreement are each hereby amended and restated in their entireties to read as follows:

“Excluded Account” means any Deposit Account held or maintained by the Parent or any of its Subsidiaries into which there are no funds on deposit other than those (i) intended solely to cover wages and payroll for employees of the Parent or any such Subsidiaries for a period of service no longer than one month at any time (and related contributions to be made on behalf of such employees to health and benefit plans) plus balances for outstanding checks for wages and payroll from prior periods; (ii) constituting employee withholding accounts and containing only funds deducted from pay otherwise due to employees for services rendered to be applied toward Tax obligations of such employees; (iii) constituting escrow accounts into which there are deposited contractually escrowed funds in connection with Permitted Acquisitions; (iv) that do not at any time exceed $50,000 for each such Deposit Account; provided that, no Deposit Account shall qualify as an Excluded Account under this clause (iv) if the amount on deposit in such Deposit Account, when taken together with the aggregate amount on deposit in all then existing Excluded Accounts under this clause (iv), would exceed $250,000; and (v) any bank or similar deposit account exclusively used for purposes of cash deposits or pledges constituting Permitted Liens of the type referenced in clause (m) of Section 9.2 with an aggregate value of not more than $250,000 for all such deposit accounts.

“Loan Documents” means, collectively, this Agreement, the First Amendment, the Second Amendment, the Fee Letter, the Notes, the Security Documents, any Guaranty Assumption Agreement, any Information and Collateral Certificate, any Warrant Certificate, any Intercompany Subordination Agreement, any Subordination Agreement and any other guaranty, security agreement, subordination agreement, intercreditor agreement or other present or future document, instrument, agreement, certificate or other amendment, waiver or modification of the foregoing delivered to the Agent or any Lender in connection with this Agreement or any of the Loan Documents (including, without limitation, in connection with Section 8.12) or any of the other Loan Documents, in each case, as amended or otherwise modified from time to time.

“Revenue Condition Satisfaction” shall, for purposes hereof, be deemed to have occurred if, as of the last day of each fiscal quarter set forth below (each, a “Calculation Date”), the Parent and its consolidated Subsidiaries shall have received Net Revenue for the trailing period of twelve (12) consecutive months ending on such Calculation Date, in an aggregate amount not less than the corresponding amount set forth opposite such Calculation Date:

Calculation Date	Minimum Net Revenue
March 31, 2026	$75,000,000
June 30, 2026 and thereafter	$100,000,000

“Warrant Certificate” means each Warrant Certificate in substantially the form of Exhibit L, to be delivered pursuant to Section 6.1(j), Section 8.20(c), Section 3.01(c) of the First Amendment, or Section 3.01(b) of the Second Amendment, as amended or otherwise modified pursuant to the terms hereof or thereof.

(b)  The following new defined term is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Second Amendment” means that certain Waiver and Amendment No. 2 to Credit Agreement and Guaranty, dated as of November 28, 2025 by and among the Obligors, the Agent and the Lenders party thereto.

(c)  Section 3.1(a) of the Credit Agreement is hereby amended by replacing each reference therein to “December 31, 2025” with “March 31, 2026”.

(d)  Section 9.1 of the Credit Agreement is hereby amended by deleting “; and” from clause (m), replacing the period at the end of clause (n) with “; and” and adding new clause (o) to read as follows:

“(o) Indebtedness incurred pursuant to corporate credit cards in an aggregate outstanding principal amount not to exceed $250,000.”

(e)  Section 9.2 of the Credit Agreement is hereby amended by deleting “; and” from clause (k), replacing the period at the end of clause (l) with “; and” and adding new clause (m) to read as follows:

“(m) Liens securing Indebtedness permitted under Section 9.1(o).”

ARTICLE II
ACKNOWLEDGEMENT, AGREEMENT AND CONSENT AND
REPRESENTATIONS AND WARRANTIES

In order to induce the Agent and the Lenders to enter into this Agreement, the Parent and each other Obligor hereby acknowledges, consents, agrees, represents and warrants as follows:

SECTION 2.01. Immediately before and after giving effect to this Agreement and other than as set forth in the proviso below, (i) the representations and warranties set forth in each Loan Document (including this Agreement) that are qualified by materiality, Material Adverse Effect or the like shall, in each case, be true and correct and (ii) the representations and warranties set forth in each Loan Document that are not qualified by materiality, Material Adverse Effect or the like shall, in each case, be true and correct in all material respects.

SECTION 2.02. Both immediately before and after the Second Amendment Effective Date (as defined below), no Default or Event of Default has occurred and is continuing (other than the Specified Default), or could reasonably be expected to result from the execution, delivery and performance of this Agreement or the transactions contemplated hereby.

ARTICLE III
CONDITIONS PRECEDENT

SECTION 3.01. Conditions to Effectiveness of this Agreement. The terms and provisions of this Agreement shall only become effective upon, and shall be subject to, the prior or simultaneous satisfaction or waiver (in writing) of each of the following conditions precedent in a manner reasonably satisfactory to the Agent (the date of satisfaction or waiver of such conditions being referred to as the “Second Amendment Effective Date”):

(a)  Amendment. The Agent shall have received this Agreement, duly executed by the Borrower, the Parent, the Agent and each of the Lenders party hereto.

(b)  Warrant. The applicable Lenders (or their nominated Affiliates) shall have received an executed counterpart of penny warrants to purchase in the aggregate 402,917 ordinary shares of the Parent issued under its Conditional Share Capital, duly executed and delivered by the Parent.

(c)  Fees, Costs and Expenses. The Agent shall have received all fees, costs and expenses due and payable pursuant to Section 14.03 of the Credit Agreement (including without limitation the reasonable fees and expenses of Morrison & Foerster LLP, counsel to the Agent and the Lenders).

ARTICLE IV
MISCELLANEOUS

SECTION 4.01. Governing Law; Jurisdiction; Jury Trial. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York. The jurisdiction and waiver of jury trial provisions set forth in Sections 14.10 and 14.11 of the Credit Agreement, respectively, are incorporated herein by reference mutatis mutandis.

SECTION 4.02. Effect of this Agreement.

(a)  This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and each other Loan Documents. The Obligors party hereto agree that all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and other Loan Documents shall, except as expressly set forth in this Agreement, remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and waivers set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, consent to, amendment to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders or the Agent under the Credit Agreement or any other Loan Document. Except as expressly set forth herein, the Existing Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)  The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any holder of the Agent or any Lender under any Loan Document or applicable Law, nor constitute a waiver of any provision of the Credit Agreement.

(c)  Except as expressly set forth in this Agreement, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of any Secured Party under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Agreement shall be construed to imply any willingness on the part of any Secured Party to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

SECTION 4.03. No Novation. This Agreement is not intended by the parties to be, and shall not be construed to be, a novation of the Existing Credit Agreement, any other Loan Document or any Obligation thereunder.

SECTION 4.04. Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.

SECTION 4.05. Binding Nature. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that no Obligor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

SECTION 4.06. Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

SECTION 4.07. Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by any applicable Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

SECTION 4.08. Integration. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all previous agreements and understanding, oral or written, relating to the subject matter hereof.

SECTION 4.09. Waiver and Release. TO INDUCE THE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AGREEMENT, THE PARENT, THE BORROWER AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THE RELEASING PARTIES:

(a)  WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.

(b)  FOREVER RELEASE, RELIEVE, AND DISCHARGE THE AGENT AND THE LENDERS AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

(c)  IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AGREEMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d)  COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING.

(e)  REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

(f)  ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

[Signature pages to follow]

IN WITNESS WHEREOF. the parties hereto have caused this Agreement to be duly executed and delivered as of the date hereof.

PARENT: VVARDIS HOLDING AG
By:	/s/ Haleh Abivardi Brönner
Name: Dr. Haleh Abivardi Brönner
Title: Chair of the Board of Directors

By:	/s/ Golnar Abivardi Signer
Name: Dr. Golnar Abivardi Signer
Title: Vice-Chair of the Board of Directors

BORROWER: VVARDIS AG
By:	/s/ Haleh Abivardi Brönner
Name: Dr. Haleh Abivardi Brönner
Title: Chair of the Board of Directors

By:	/s/ Golnar Abivardi Signer
Name: Dr. Golnar Abivardi Signer
Title: Vice-Chair of the Board of Directors

[Signature Page to Amendment No. 3 to Credit Agreement]

SUBSIDIARY GUARANTORS: SWISS SHINE BEAUTY AG
By:	/s/ Haleh Abivardi Brönner
Name: Dr. Haleh Abivardi Brönner
Title: Chair of the Board of Directors

By:	/s/ Golnar Abivardi Signer
Name: Dr. Golnar Abivardi Signer
Title: Vice-Chair of the Board of Directors

SSB HOLDINGS US INC.

By:	/s/ Haleh Abivardi Brönner
Name: Dr. Haleh Abivardi Brönner
Title: President

CREDENTIS AG

By:	/s/ Haleh Abivardi Brönner
Name: Dr. Haleh Abivardi Brönner
Title: Chair of the Board of Directors

By:	/s/ Golnar Abivardi Signer
Name: Dr. Golnar Abivardi Signer
Title: Vice-Chair of the Board of Directors

VVARDIS INC.

By:	/s/ Haleh Abivardi Brönner
Name: Dr. Haleh Abivardi Brönner
Title: President

[Signature Page to Waiver and Amendment No. 2 to Credit Agreement]

SSB OPERATION GMBH

By:	/s/ Haleh Abivardi Brönner
Name: Dr. Haleh Abivardi Brönner
Title: Chair of the Board of Directors

By:	/s/ Golnar Abivardi Signer
Name: Dr. Golnar Abivardi Signer
Title: Vice-Chair of the Board of Directors

[Signature Page to Waiver and Amendment No. 2 to Credit Agreement]

AGENT: ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP
By:	OrbiMed ROF IV LLC, its General Partner
By:	OrbiMed Advisors LLC, its Managing Member

By:	/s/ Matthew S. Rizzo
Name: Matthew S. Rizzo
Title: Member

LENDERS: ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP
By:	OrbiMed ROF IV LLC, its General Partner
By:	OrbiMed Advisors LLC, its Managing Member

By:	/s/ Matthew S. Rizzo
Name: Matthew S. Rizzo
Title: Member

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP

By:	OrbiMed ROF IV LLC, its General Partner
By:	OrbiMed Advisors LLC, its Managing Member

By:	/s/ Matthew S. Rizzo
Name: Matthew S. Rizzo
Title: Member

[Signature Page to Waiver and Amendment No. 2 to Credit Agreement]